                                  SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.    )

Filed by the Registrant [   ]
Filed by a Party other than the Registrant [X]

Check the appropriate box:

[ ]  Preliminary Proxy Statement        [ ] Confidential, for Use of the Com-
[X]  Definitive Proxy Statement              mission Only (as permitted by
[ ]  Definitive Additional Materials       Rule 14a-6(e) (2) )
[ ]  Soliciting Material Pursuant to
     Section 240.14a-11(c) or
     Section 240.14a-12

                              NORTH COUNTY BANCORP
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                               MERRILL CORPORATION
--------------------------------------------------------------------------------
    (Name of Person (s) Filing Proxy Statement, if other than the Registrant)

Payment Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rule 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:

     ___________________________________________________________________________

     2)   Aggregate number of securities to which transaction applies:

     ___________________________________________________________________________

     3) Per unit price or other other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     ___________________________________________________________________________

     4)   Proposed maximum aggregate value of transaction:

     ___________________________________________________________________________

     5)   Total fee paid:

     ___________________________________________________________________________

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount previously paid:

     ___________________________________________________________________________

     2)   Form, Schedule or Registration Statement No.:

     ___________________________________________________________________________

     3)   Filing Party:

     ___________________________________________________________________________

     4)   Date Filed:

     ___________________________________________________________________________

                          NOTICE OF 1997 ANNUAL MEETING
                                       AND
                                 PROXY STATEMENT

                              NORTH COUNTY BANCORP
                          444 SOUTH ESCONDIDO BOULEVARD
                           ESCONDIDO, CALIFORNIA 92025

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 21, 1997


TO THE SHAREHOLDERS OF NORTH COUNTY BANCORP:


          NOTICE IS HEREBY GIVEN that pursuant to its Bylaws and the call of its Board of Directors, the 1997 Annual Meeting of Shareholders (the "Meeting") of North County Bancorp (the "Company") will be held at the California Center for the Arts, Escondido, 340 North Escondido Boulevard, Escondido, California 92025 on Wednesday, May 21, 1997 at 5:30 p.m., for the purpose of considering and voting upon the following matters:


          1. ELECTION OF DIRECTORS. Electing the following nine (9) persons to the Board of Directors to serve until the next Annual Meeting of Shareholders and until their successors are elected and have qualified:


               Alan P. Chamberlain      Jack Port
               G. Bruce Dunn            Clarence R. Smith
               Ronald K. Goode          Raymond V. Stone
               James M. Gregg           Burnet F. Wohlford
               Rodney D. Jones


          2. APPROVAL OF THE 1997 NORTH COUNTY BANCORP STOCK OPTION PLAN. To approve the Company's 1997 Stock Option Plan as described more fully herein.


          3. OTHER BUSINESS. Transacting such other business as may properly come before the Meeting and at any and all adjournments thereof.


          The bylaws of the Company provide for the nomination of directors in the following manner:

" Nominations for election of members of the Board of Directors may be made by the Board of Directors or by any shareholder of any outstanding class of voting stock of the Corporation entitled to vote for the election of directors. Notice of intention to make any nominations, other than by the Board of Directors, shall be made in writing and shall be received by the President of the Corporation no more than 60 days prior to any meeting of shareholders called for the election of directors, and no more than ten days after the date the notice of such meeting is sent to shareholders pursuant to Section 2.2(d) of these bylaws; provided, however, that if only 10 days' notice of the meeting is given to shareholders, such notice of intention to nominate shall be received by the President of the Corporation not later than the time fixed in the notice of the meeting for the opening of the meeting. Such notification shall contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the number of shares of voting stock of the Corporation owned by each proposed nominee; (d) the name and residence address of the notifying shareholder; and (e) the number of shares of voting stock of the Corporation owned by the notifying shareholder. Nominations not made in accordance herewith shall be disregarded by the chairman of the meeting, and the inspectors of election shall then disregard all votes cast for each such nominee. "

          Only those shareholders of record at the close of business on April 18, 1997 will be entitled to notice of and to vote at the Meeting.



DATED:  April 21, 1997


                                   By Order of the Board of Directors






                                   /s/ MICHAEL J. GILLIGAN
                                   ---------------------------------------------
                                   Michael J. Gilligan
                                   Assistant Secretary













IT IS VERY IMPORTANT THAT EVERY SHAREHOLDER VOTE. WE URGE YOU TO SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. IF YOU DO ATTEND THE MEETING, YOU MAY THEN WITHDRAW YOUR PROXY. THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO ITS EXERCISE.

`
                              NORTH COUNTY BANCORP
                          444 SOUTH ESCONDIDO BOULEVARD
                           ESCONDIDO, CALIFORNIA 92025
                                 (760) 743-2200

                             -----------------------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 21 1997

                             -----------------------

                                  INTRODUCTION

          This Proxy Statement is furnished in connection with the solicitation of proxies for use at the 1997 Annual Meeting of Shareholders (the "Meeting") of North County Bancorp (the "Company") to be held at the California Center for the Arts, Escondido, 340 North Escondido Boulevard, Escondido, California 92025 on Wednesday, May 21, 1997 at 5:30 p.m., and at any and all adjournments thereof. The solicitation of the Proxy accompanying this Proxy Statement is made by the Board of Directors of the Company, and the costs of such solicitation will be borne by the Company.


          It is expected that this Proxy Statement and accompanying Notice will first be mailed to shareholders on approximately April 21, 1997.


          The matters to be considered and voted upon at the Meeting will be:


          1. ELECTION OF DIRECTORS. To elect nine (9) persons to the Board of Directors to serve until the next Annual Meeting of Shareholders and until their successors are elected and have qualified.

          2. APPROVAL OF THE 1997 NORTH COUNTY BANCORP STOCK OPTION PLAN. To approve the Company's 1997 Stock Option Plan as described more fully herein.

          3. OTHER BUSINESS. Transacting such other business as may properly come before the Meeting and at any and all adjournments thereof.


          A Proxy for use at the Meeting is enclosed. Any shareholder who executes and delivers such Proxy has the right to revoke it at any time before it is exercised by delivering to the Secretary or the Assistant Secretary of the Company an instrument revoking it or a duly executed Proxy bearing a later date, or by attending the Meeting and voting in person. Subject to such revocation, all shares represented by a properly executed Proxy received in time for the Meeting will be voted by the Proxy Holders in accordance with the instructions on the Proxy. If no instruction is specified with respect to a matter to be acted upon, the shares represented by the Proxy will be voted in favor of the election of the nominees for directors set forth herein, in favor of the Company's 1997 Stock Option Plan, and, if any other business is properly presented at the Meeting, in accordance with the recommendations of a majority of the Board of Directors.

          The expense of preparing, assembling, printing and mailing this Proxy Statement and the material used in this solicitation of Proxies will be borne by the Company. It is contemplated that Proxies will be solicited through the mails, but officers, directors and regular employees of the Company, or its subsidiary, North County Bank (the "Bank") , may solicit Proxies personally. In that event, the Company will pay such employees additional remuneration for such services. Although there is no formal agreement to do so, the Company may reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding these proxy materials to shareholders whose stock in the Company is held of record by such entities. In addition, the Company may use the services of individuals or companies it does not regularly employ in connection with this solicitation of Proxies, if Management determines it advisable.


                                VOTING SECURITIES


          There were issued and outstanding 4,011,912 shares of the Company's Common Stock on April 18, 1997, which has been set as the Record Date for the purpose of determining the shareholders entitled to notice of and to vote at the Meeting.


          Each holder of Common Stock will be entitled to one vote, in person or by proxy, for each share of Common Stock standing in his or her name on the books of the Company as of the Record Date for the Meeting on any matter submitted to the vote of the shareholders, except that in connection with the election of directors, the shares are entitled to be voted cumulatively if a candidate's or candidates' name(s) have been properly placed in nomination prior to the voting and a shareholder present at the Meeting has given notice of his or her intention to vote his or her shares cumulatively. If a shareholder has given such notice, all shareholders may cumulate their votes for candidates in nomination. Cumulative voting entitles a shareholder to give one nominee as many votes as is equal to the number of directors to be elected multiplied by the number of shares owned by such shareholder, or to distribute his or her votes on the same principle between two or more nominees as he or she deems appropriate. The nine (9) candidates receiving the highest number of votes will be elected. If cumulative voting is declared at the Meeting, votes represented by Proxies delivered pursuant to this Proxy Statement may be cumulated in the discretion of the Proxy Holders, in accordance with the recommendations of the Board of Directors.


          Approval of the Company's 1997 Stock Option Plan requires the affirmative vote of the holders of at least a majority of the outstanding shares of the Company's Common Stock.

                             PRINCIPAL SHAREHOLDERS

          The Board of Directors knows of no person who owns beneficially more than five percent (5%) of the outstanding Common Stock of the Company, except for Ronald K. Goode, James M. Gregg, and Burnet F. Wohlford, each of whom is a nominee for director (see "ELECTION OF DIRECTORS" herein), the North County Bank Employee Stock Ownership Plan (see "Employee Stock Ownership Plan" herein), Financial Institution Partners, L.P. and Walter D. Buchanan.


          The following table provides certain information, as of April 18, 1997, with respect to the Bank's Employee Stock Ownership Plan ("ESOP"), Financial Institution Partners, L.P. and Walter D. Buchanan:



 Title         Name and Address                         Amount and Nature of          Percent
of Class       of Beneficial Owner                      Beneficial Ownership          of Class
--------       -------------------                      --------------------          --------
Common         North County Bank                               250,146 (1)               6.2%
Stock          Retirement Trust
               444 South Escondido Boulevard
               Escondido, California

Common         Financial Institution Partners, L.P.            464,726                  11.6%
Stock          1110 Lake Cook Road, Suite 165
               Buffalo Grove, Illinois

Common         Walter D. Buchanan                              378,202                   9.4%
Stock          4460 Century Dr., South
               Salem, Oregon

                              ELECTION OF DIRECTORS


          The Bylaws of the Company provide that the number of directors shall be not fewer than seven (7) nor more than ten (10) until changed by amendment of the Company's Articles of Incorporation or by a bylaw amendment duly adopted by the vote or written consent of the Company's shareholders. The Bylaws further provide that the exact number of directors shall be fixed from time to time, within the foregoing range, by a bylaw or amendment thereof duly adopted by the vote or written consent of the Company's shareholders or by the Company's Board of Directors. The number of directors to be elected at the Meeting has been fixed at nine (9).


          The persons named below, all of whom are present members of the Board of Directors of the Company, will be nominated for election to serve until the next Annual Meeting of Shareholders and until their successors are elected and have qualified. Votes will be cast pursuant to the enclosed Proxy in such a way as to effect the election of said nine (9) nominees, or as many thereof as possible under applicable voting rules. In the event that any of the nominees should be unable to serve as a director, it is intended that the Proxy will be voted for the election of such substitute nominee, if any, as shall be designated by the Board of Directors. Management has no reason to believe that any nominee will become unavailable.

(1) Michael J. Gilligan, Susan Springer and Lori E. Woolf, each of whom is an employee of the Bank, are co-trustees of the North County Bank Retirement Trust created to implement the North County Bank ESOP. The Bank and each of these individuals may therefore be deemed to have shared voting and investment power with respect to the shares of Common Stock held by the ESOP. Mr. Gilligan, Ms. Springer and Ms. Woolf disclaim beneficial ownership of these shares (See "Employee Stock Ownership Plan" herein).

          The following table sets forth, as of April 18, 1997, information with respect to the beneficial ownership of the Common Stock of the Company held by
(i) each of the Company's directors, (ii) each of the persons to be nominated by the Board of Directors for election as directors, (iii) executive officers and for the directors and (iv) executive officers (1) of the Company as a group.


          The shares "beneficially owned" are determined under Securities and Exchange Commission Rules, and do not necessarily indicate ownership for any other purpose. In general, beneficial ownership includes shares over which a director, principal shareholder, or officer has sole or shared voting or investment power and shares which such person has the right to acquire within 60 days of April 18, 1997 Unless otherwise indicated, the persons listed below have sole voting and investment powers of the shares beneficially owned. Management is not aware of any arrangements which may, at a subsequent date, result in a change of control of the Company.


                                             Year First
                                             Elected or    Common Stock Bene-
Name and Offices                              Appointed     ficially Owned on    Percent
Held With Company                  Age        Director     April 18, 1997 (2)    of Class
-----------------------------------------------------------------------------------------
Alan P. Chamberlain                67           1981          81,940  (3)          2.0%
  Director

Gary T. Clem                       56           N/A           21,346  (4)           -- (5)
  Exec. Vice President and
  Credit Administrator
  of North County Bank

G. Bruce Dunn                      49           1988         105,325  (6)          2.6%
  Director

Michael J. Gilligan                40           N/A           35,276  (7)          --  (5)
  Vice President and
  Chief Financial Officer

Ronald K. Goode (8)                64           1983         278,798  (9)          6.9%
  Director

James M. Gregg (8)                 65           1981         382,731  (10)         9.5%
  Chairman of the Board,
  Chief Executive Officer
  and Director

Rodney D. Jones                    54           1988          92,096  (11)         2.3%
  President, Chief Operating
  Officer and Director

Jack Port                          75           1981          89,081  (12)         2.2%
  Director

-----------------------------------
(Footnotes on following page)

Clarence R. Smith                  64           1988          63,232  (13)         1.6%
  Director

Raymond V. Stone                   75           1988          28,246  (14)          -- (5)
  Director

Burnet F. Wohlford (8)             68           1981         304,406  (15)         7.5%
  Director and
  Corporate Secretary

Directors and Executive
  Officers as a Group (11 persons)                         1,482,477  (16)       34.6% (17)

-----------------------------------
(Footnotes from previous page)

(1) As used throughout this Proxy Statement the term "executive officer" means, the Chairman of the Board and Chief Executive Officer, President and Chief Operating Officer, Vice President and Chief Financial Officer of the Company, and the Executive Vice President and Credit Administrator of the Bank.

(2) Except as otherwise noted, includes shares held by such person's spouse (except where legally separated) and minor children, and by any other relative of such person who has the same home.

(3) Includes 37,916 shares held in trust for the benefit of Mr. Chamberlain's Individual Retirement Account as to which Mr. Chamberlain has sole voting and investment power and 14,706 shares and 11,660 shares which Mr. Chamberlain has the right to acquire within 60 days of April 18 1997 by conversion into common stock of the Company's Convertible Subordinated Debentures and by the exercise of stock options vested pursuant to the Company's 1991 Stock Option Plan, respectively. (See "1991 Stock Option Plan" and "Convertible Subordinated Debentures" herein.)

(4) Includes 4,594 shares allocated to Mr. Clem's account under the Company's ESOP and 13,758 shares which Mr. Clem has the right to acquire within 60 days of April 18, 1997 by the exercise of stock options vested pursuant to the Company's stock option plans. (See "1983 Incentive Stock Option Plan" and "1991 Stock Option Plan" herein.)

(5)       Less than 1%.

(6) Includes 50,535 shares and 11,660 shares which Mr. Dunn has the right to acquire within 60 days of April 18, 1997 by conversion into common stock of the Company's Convertible Subordinated Debentures and by the exercise of stock options vested pursuant to the Company's 1991 Stock Option Plan, respectively. (See "1991 Stock Option Plan" and "Convertible Subordinated Debentures" herein.)

(7) Includes 11,794 shares allocated to Mr. Gilligan's account under the Company's ESOP and 3,209 shares and 13,843 shares which Mr. Gilligan has the right to acquire within 60 days of April 18, 1997 by conversion into common stock of the Company's Convertible Subordinated Debentures and by the exercise of stock options vested pursuant to the Company's stock option plans, respectively.(See "1983 Incentive Stock Option Plan", "1991 Stock Option Plan" and "Convertible Subordinated Debentures" herein.)

(8) Mr. Goode's business address is 445 East Francisco Boulevard, San Rafael, California 94901. Mr. Gregg's business address is 444 South Escondido Boulevard, Escondido, California 92025. Mr. Wohlford's business address is 444 South Escondido Boulevard, Escondido, California 92025.

(9) Includes 8,934 shares which Mr. Goode has the right to acquire within 60 days of April 18, 1997 by the exercise of stock options vested pursuant to the Company's 1991 Stock Option Plan. (See "1991 Stock Option Plan" herein.)

(10) Consists of 319,966 shares held by Mr. Gregg and his spouse as co-trustees of the Gregg 1980 Trust as to which Mr. Gregg shares voting and investment power with his spouse; 38,854 shares allocated to Mr. Gregg's account under the Company's ESOP; 7,438 shares held in trust for the benefit of Mr. Gregg's Individual Retirement Account as to which Mr. Gregg has sole voting and investment power; and 4,813 shares and 11,660 shares which Mr. Gregg has the right to acquire within 60 days of April 18, 1997 by conversion into common stock of the Company's Convertible Subordinated Debentures and by the exercise of stock options vested pursuant to the Company's 1991 Stock Option Plan, respectively. (See "1991 Stock Option Plan" and "Convertible Subordinated Debentures" herein.)

-----------------------------------
(Footnotes continue on following page)

DIRECTOR AND EXECUTIVE OFFICER BIOGRAPHICAL INFORMATION


ALAN P. CHAMBERLAIN has been a real estate investor and construction consultant since 1980. Prior to 1980, he was a principal shareholder of a construction company. Mr. Chamberlain has been a director of the Bank since the Bank was founded in 1973. He also served as a director of SKS, Inc., a petroleum product distributorship based in Escondido, California until 1992. For the past year, Mr. Chamberlain has served on the City of Escondido Franchise Commission.


GARY T. CLEM is not an officer of the Company but has been Executive Vice President and Credit Administrator of the Bank since February 1994 and was Senior Vice President and Credit Administrator since June 1988. Between May 1987 and June 1988, Mr. Clem was with Pacific Inland Bank as its Regional Manager and Loan Production Officer. Between February 1985 and May 1987, Mr. Clem was with Inland Empire National Bank, first as its Executive Vice President and Cashier, until July 1986, and then as its President until May 1987.


G. BRUCE DUNN has been the owner and President of Mission Pools of Escondido, Inc., an independent swimming pool contractor since 1978. Mr. Dunn has been a director of the Bank since 1983.


MICHAEL J. GILLIGAN has been Vice President and Chief Financial Officer of the Company since 1988. He has been Executive Vice President and Chief Financial Officer of the Bank since February 1994 and was Vice President and Chief Financial Officer of the Company and the Bank from March 1988 to February 1994. Mr. Gilligan joined the Bank in August 1982 as its Assistant Cashier.

-----------------------------------
(Footnotes continued from previous page)

(11) Includes 14,066 shares allocated to Mr. Jones' account under the Company's ESOP and 3,209 shares and 32,940 shares which Mr. Jones has the right to acquire within 60 days of April 18, 1997 by conversion into common stock of the Company's Convertible Subordinated Debentures and by the exercise of stock options vested pursuant to the Company's stock option plans, respectively. (See "1983 Incentive Stock Option Plan", "1991 Stock Option Plan" and "Convertible Subordinated Debentures" herein.)

(12) Includes 40,168 shares held by Mr. Port as custodian for minor children; 36,246 shares held by Mr. Port as co-trustee of the Jack Port and Muriel Elaine Port 1981 Trust as to which Mr. Port shares voting and investment powers and 12,003 shares which Mr. Port has the right to acquire within 60 days of April 18, 1997 by the exercise of stock options vested pursuant to the Company's 1991 Stock Option Plan. (See "1991 Stock Option Plan" herein.)

(13) Consists of 15,946 shares held by the CRS Associates Money Purchase Pension Plan as to which Mr. Smith has sole voting and investment power and 33,422 shares and 11,660 shares which Mr. Smith has the right to acquire within 60 days of April 18, 1997 by conversion into common stock of the Company's Convertible Subordinated Debentures and by the exercise of stock options vested pursuant to the Company's 1991 Stock Option Plan, respectively. (See "1991 Stock Option Plan" and "Convertible Subordinated Debentures" herein.).

(14) Includes 11,660 shares which Mr. Stone has the right to acquire within 60 days of April 18, 1997 by the exercise of stock options vested pursuant to the Company's 1991 Stock Option Plan. (See "1991 Stock Option Plan" herein.)


(15) Includes 215,625 shares owned by certain of Mr. Wohlford's adult children, as to which shares Mr. Wohlford has, through a power of attorney, sole voting power and 10,695 shares and 11,660 shares which Mr. Wohlford has the right to acquire within 60 days of April 18, 1997 by conversion into common stock of the Company's Convertible Subordinated Debentures and by the exercise of stock options vested pursuant to the Company's 1991 Stock Option Plan, respectively. (See "1991 Stock Option Plan" and "Convertible Subordinated Debentures" herein.)

(16) Does not include 250,146 shares held by Michael J. Gilligan, Susan Springer and Lori E. Woolf as co-trustees of the North County Bank Retirement Trust created to implement the North County Bank ESOP except to the extent that such shares have been allocated to the accounts of Executive Officers. (See "PRINCIPAL SHAREHOLDERS" and "Employee Stock Ownership Plan" herein.)

(17) Percent of class is based on the total number of shares of the Company's Common Stock outstanding, plus 120,588 shares which may be issued upon conversion of the Company's Convertible Subordinated Debentures and 151,438 shares subject to stock options which are vested or will become exercisable within 60 days of April 18, 1997.

RONALD K. GOODE is the President and owner of R & G Toyota - Volvo, Inc., a retail automobile dealership in San Rafael, California. Mr. Goode was the President and owner of Ron Goode Toyota, Inc. from 1963 until 1988, at which time the dealership was sold. Mr. Goode has been a director of the Company and the Bank since 1983.


JAMES M. GREGG has been in banking since December, 1949 and has been Chairman of the Board and Chief Executive Officer of the Company and the Bank since May 1992; President, Chief Executive Officer and director of the Company from July 1981 to May 1992; and President, Chief Executive Officer and a director of the Bank from 1978 to 1992. Mr. Gregg is also the President and a director of NCB Mortgage, another subsidiary of the Company. Prior to joining the Bank, Mr. Gregg was President of the Bank of Commerce.


RODNEY D. JONES has been a director of the Company since 1988, President and Chief Operating Officer of the Company and the Bank since May 1992, and Executive Vice President and Chief Operating Officer of the Company and the Bank, and a director of the Bank from May 1985 to May 1992. Mr. Jones has also served as a director and Executive Vice President of NCB Mortgage since 1988. Mr. Jones was President and Chief Executive Officer of Peoples' Bank from 1981 through 1985.


JACK PORT has been a commercial property manager and private investor since the sale of his retail menswear business in Escondido in 1975. Mr. Port has been a director of the Bank since the Bank was founded in 1973.


CLARENCE R. SMITH was President and Chief Executive Officer of ATI Industries from 1970 to 1987. Since 1988, Mr. Smith has been a rancher. From 1989 to 1992, Mr. Smith was Chairman of the Board of the Company, and from 1987 to 1992 was Chairman of the Board of the Bank. Mr. Smith has been a director of the Company since 1988 and a director of the Bank since 1983.


RAYMOND V. STONE was a civil engineer and Executive Vice President of Neste Brudin & Stone - Engineer and Planners until he retired in July 1984. He was Chairman of the California State Water Resources Control Board from March, 1985 to March, 1986. Mr. Stone has been a director of the Bank since 1983.


BURNET F. WOHLFORD has been a self-employed rancher and investor for 40 years. Mr. Wohlford has served as a director and corporate secretary of the Bank since 1973.


SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE


          Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Company pursuant to rule 16a-3(e) during its most recent fiscal year and Form 5 and amendments thereto furnished to the Company with respect to its most recent fiscal year, no director, executive officer or beneficial owner of more than ten percent (10%) of the outstanding Common Stock of the Company failed to file any of the reports required by Section 16(a) of the Exchange Act on a timely basis during 1996.

THE BOARD OF DIRECTORS AND COMMITTEES


          The Board of Directors of the Company has no standing Nominating or Compensation Committees. The Audit Committee of the Company and the Bank, consisting of Clarence R. Smith (Chairman), G. Bruce Dunn, Ronald K. Goode, Jack Port, and Burnet F. Wohlford met five (5) times in 1996. The Audit Committee is responsible for reviewing the general scope of audit services and the results of the annual audit. It also approves all non-audit services to be performed by the independent auditors.


          The Board of Directors of the Bank has a standing Compensation Committee, consisting of Ronald K. Goode (Chairman), Alan P. Chamberlain, G. Bruce Dunn, James M. Gregg, and Clarence R. Smith which met six (6) times in 1996. The primary function of the Compensation Committee is to approve the employment of officers and to recommend the compensation for all officers of the Bank. Additionally, the Compensation Committee recommends salary ranges for graded personnel and approves personnel policies recommended by senior officers of the Bank.


          During the fiscal year ended December 31, 1996, the Board of Directors of the Company held a total of twelve (12) regular meetings and no special meetings. Each of the persons who were directors of the Company during 1996 attended at least 75% of the aggregate of (i) the total number of such meetings and (ii) the total number of meetings held by all committees of the Board on which such directors served during 1996.


CONVERTIBLE SUBORDINATED DEBENTURES


          At April 18, 1997, the Company had $1,519,000 in 9 1/4% Convertible Subordinated Debentures (the "Debentures") due May 15, 2002. The Debentures are convertible at the option of the holder into Common Stock of the Company at a conversion price of $3.74 per share (retroactively adjusted for a stock dividend paid on February 28, 1997 and a stock split effective March 14, 1997), subject to adjustments for stock splits, stock dividends or other certain events. The Debentures are redeemable, in whole or in part, at the option of the Company at declining redemption prices that range from 103.25% at April 18, 1997 to par on
or after May 15, 1999.   At April 18 1997,  $451,000 in Debentures were held by
all directors as a group which were convertible into 120,588 shares of Common Stock.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS


EXECUTIVE COMPENSATION


          Executive officers of the Company and the Bank are elected on an annual basis by the respective Boards of Directors and serve at the discretion of such Boards. No executive officer of the Company received cash compensation during the year ended December 31, 1996, except in his capacity as an executive officer of the Bank, and except for director's fees paid by the Bank to members of its Board of Directors.


          The following information is furnished with respect to the i) the Chief Executive Officer of the Company, and ii) the Company's other executive officers whose total annual salary and bonus paid, accrued or distributed exceeded $100,000 for the fiscal year ended December 31, 1996 (the "Named Officers"):


                                                    SUMMARY COMPENSATION TABLE

                                                                                         Long-Term Compensation
                                                                                  -----------------------------------
                                               Annual Compensation (1)                    Awards             Payouts
                                         -----------------------------------      -----------------------   ---------
                                                                     Other                                                  All
                                                                    Annual        Restricted                               Other
                                                                   Compensa-         Stock       Options/     LTIP       Compensa-
      Name and                            Salary       Bonus         tion          Award(s)        SARs      Payouts     tion (2)
 Principal Position              Year       ($)         ($)           ($)             ($)           (#)        ($)          ($)
 ------------------              -------------------------------------------------------------------------------------------------
James M. Gregg                   1996    $193,144    $106,600         (3)             --            --           --       $16,025
  Chairman of the Board          1995     183,546        --           (3)             --            --           --         4,620
  Chief Executive Officer and    1994     183,546        --           (3)             --            --           --         6,589
  Director of the Company
  and the Bank

Rodney D. Jones                  1996     152,782      82,300         (3)             --          22,050         --        15,225
  President, Chief Operating     1995     146,878        --           (3)             --            --           --         3,564
  Officer and Director of the    1994     146,878        --           (3)             --            --           --         4,133
  Company and the Bank

Gary T. Clem                     1996     102,102      33,100        (3)              --          13,230         --         4,421
  Executive Vice President       1995      91,772        --          (3)              --            --           --         1,200
  and Credit Administrator       1994      90,495        --          (3)              --            --           --         1,020
   of the Bank

Michael J. Gilligan              1996      93,766      33,400        (3)              --          13,230         --         4,636
  Vice President and Chief       1995      83,259        --          (3)              --            --           --         1,566
  Financial Officer of the      1994      88,244        --          (3)              --            --           --         1,581
  Company and the Bank


------------------------------

(1) The Company has no plans for granting restricted stock awards, or stock appreciation rights, or making LTIP payouts.

(2) Amounts shown include the matching funds contributed by the Bank pursuant to the North County Bancorp and Subsidiaries 401(k) Plan, amounts allocated to the accounts of Mr. Gregg, Mr. Jones, Mr. Clem and Mr. Gilligan under the Company's ESOP and director fees.

(3) Aggregate amount of perquisites and other personal benefits did not exceed the lesser of $50,000 or 10% of total salary and bonus reported in preceding columns.

OPTION GRANTS, EXERCISES AND HOLDINGS


          The following table is furnished with respect to stock options and SARs granted during the last completed fiscal year to the Named Officers.


              OPTION/SAR GRANTS IN LAST FISCAL YEAR

                           Number of          Percent of
                          securities        total options/
                          underlying         SARs granted         Exercise or                  Grant date
                         Options/SARs        to employees         base price      Expiration     present
                        granted (1) (2)   in fiscal year (3)   ($ per share)(2)      date       value (4)
                        ---------------   ------------------   ----------------      ----       ---------
     Rodney D. Jones        22,050               21.7%              $ 3.85         2/19/2006      $5.32
     Gary T. Clem           13,230               13.0%                3.85         2/19/2006       5.32
     Michael J. Gilligan    13,230               13.0%                3.85         2/19/2006       5.32


The following table is furnished with respect to stock options and SARs held by the Named Officers at December 31, 1996 and exercised stock options for the fiscal year then ended.


               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                      AND FISCAL YEAR END OPTION/SAR VALUES


                                                    Number of Securities
                           Shares                  Underlying Unexercised           Value of Unexercised
                          Acquired                     Options/SARs at              In-the-Money Options/
                             on        Value            1996 Year-End               SARs at 1996 Year-End
                          Exercise   Realized   Exercisable/Unexercisable (2)   Exercisable/Unexercisable (5)
                          --------   --------   -----------------------------  -------------------------------
     James M. Gregg          --         --             11,660 / 11,660               $ 60,282 / $ 60,282
     Rodney D. Jones         --         --             30,417 / 42,379                160,158 / 208,724
     Gary T. Clem            --         --             11,879/ 20,999                  64,686 / 104,934
     Michael J. Gilligan     --         --             11,811 / 20,897                 64,286 / 104,334


------------------------------

(1) Options vest 30% after three years from date of grant and 10% per year thereafter until fully vested after ten years. Upon exercise, option holders may surrender shares to pay the option exercise price and satisfy tax withholding requirements.

(2) Retroactively adjusted for a stock dividend paid on February 28, 1997 and a stock split effective March 14, 1997.

(3) In 1996, options for 52,916 shares were granted to all employees, other than executive officers.

(4) The fair value of each option grant has been estimated on the date of grant using the following assumptions: a dividend yield of 0.00%,; expected option life of ten years; a risk free rate of return of 6.00%; and, a volatility factor of 20%.

(5) Market value of underlying securities at year-end minus the exercise price.

1983 INCENTIVE STOCK OPTION PLAN


          The Company's 1983 Incentive Stock Option Plan (the "1983 Plan"), was adopted by the Company's Board of Directors on February 17, 1983, was approved by the Company's stockholders on March 31, 1983, and amended by the Board of Directors on August 22, 1990. The 1983 Plan was designed to advance the interests of the Company and its subsidiaries by encouraging stock ownership in the Company by certain officers and key employees of the Company and its subsidiaries, by promoting their interest in the success of the Company and by encouraging them to remain in the employ of the Company and its subsidiaries. The 1983 Plan provided for the granting of options which were designed to qualify as incentive stock options under Section 422A of the Internal Revenue Code of 1986, as amended (the "Code"). The 1983 Plan was administered by the Company's Board of Directors. All options were granted at an exercise price of not less than 100% of the fair market value of the Company's stock on the date of grant (or 110% of the fair market value of such stock in the event that an optionee owns more than 10% of the voting stock of the Company or any subsidiary). The purchase price of any shares exercised shall be paid in full in cash, cash equivalents, or outstanding common stock of the Company. The 1983 Plan provided that options were exercisable in installments as determined by the Board of Directors, and would expire on such date as the Board of Directors may determine, but not later than ten (10) years from the date the option is granted, provided that in no event may any option granted to an optionee owning more than 10% of the voting stock of the Company or any subsidiary expire later than five (5) years from the date of grant. If an optionee fails to exercise his or her rights under an option within the period such rights arise, the optionee may accumulate them and exercise the same at any time thereafter during the term of the option. However, no incentive stock option granted under the 1983 Plan is exercisable to any extent at any time while there is outstanding an incentive stock option which was granted to the optionee at an earlier time.


          The 1983 Plan terminated on February 17, 1993. As of December 31, 1996, there were options outstanding under the 1983 Plan to purchase a total of 88,052 shares of the Company's Common Stock with an average exercise price of $3.10 per share (retroactively adjusted for a stock dividend paid on February 28, 1997 and a stock split effective March 14, 1997) with respect to all such options.


1991 STOCK OPTION PLAN


          The Company's 1991 Stock Option Plan, (the "1991 Plan"), was adopted by the Company's Board of Directors on April 20, 1991, and was approved by the Company's stockholders on May 22, 1991. The basic purpose of the 1991 Plan and the 1983 Plan is the same, as are the provisions regarding option price, adjustments upon changes in capitalization (such as a stock split or a stock
dividend), and option period.   The 1991 Plan provides for the granting of
incentive stock options ("ISO's"), as defined by Section 422 of the Code, as well as non-qualified stock options. The 1991 Plan is administered by a committee of the Company's Board of Directors (the "Committee"). As with the 1983 Plan, the exercise price of stock subject to each option shall not be less than one hundred percent (100%) of the fair market value (determined under any reasonable valuation method) of such stock at the time such option is granted. In the case of an ISO granted to an optionee who, immediately before the option is granted, owns stock possessing more then ten percent (10%) of the total combined voting power or value of all classes of the outstanding stock of the Company (a "Ten Percent Employee Shareholder"), the option price must be at least one hundred ten percent (110%) of the fair market value on the date of grant. Options may be exercised by payment in cash or in shares of the Company's common stock. Options shall be exercisable in such installments and upon such conditions as the Committee shall determine; provided, however, that the aggregate fair market value (determined as of the date of grant) of ISO's granted to any one individual which are first exercisable during any one
calendar year cannot exceed $100,000.   The 1991 Plan provides that options will
expire on such date as the Committee may determine, but not later than ten (10) years from the date the option is granted, provided that in no event may any option granted to a Ten Percent Employee Shareholder expire later than five (5) years from the date of grant.

          Generally, all directors and full-time salaried employees of the Company and its subsidiaries are eligible for participation in the 1991 Plan. However, only full-time salaried officers or employees of the Company or its subsidiaries are eligible to receive ISO's. Non-employee directors and all officers and employees are eligible to receive non-qualified stock options. Since the 1983 Plan provided only for the granting of ISO's, non-employee directors were not eligible to receive options under the 1983 Plan. Unless previously terminated by the Board of Directors, the 1991 Plan shall terminate on April 20, 2001, ten years after it was adopted by the Board of Directors. As of December 31, 1996, 470,706 shares of the Company's Common Stock were reserved for issuance under the Company's 1991 Plan. As of December 31, 1996 there were options outstanding under the 1991 Plan for a total of 331,816 shares with an average exercise price of $3.42 per share (retroactively adjusted for a stock dividend paid on February 28, 1997 and a stock split effective March 14, 1997) with respect to all such options.


EMPLOYEE STOCK OWNERSHIP PLAN


          In 1980, North County Bank adopted an Employee Stock Ownership Plan ("ESOP") which was amended and restated as of January 1, 1989. The ESOP is maintained for the benefit of the employees of the Bank, and its subsidiaries, to assist the employees in accumulating capital ownership, economic security and independent income through acquiring a proprietary interest in the Company. The ESOP is a stock bonus plan intended to qualify under Sections 401 and 501 of the Code. The ESOP is also designed to be an employee stock ownership plan under
Section 4975(e)(7) of the Code. The ESOP invests primarily in the Common Stock of the Company and may acquire such stock directly from the Company or by means of open market purchases or privately-negotiated transactions at fair market value. The Bank is the trustee of the ESOP and has appointed three employees of the Bank to act on its behalf in administering the ESOP.


          Employees who have completed one year of service and attained the age of 21 years are eligible to participate. The amount of the Bank's annual contributions to the ESOP is determined at the discretion of the Board of Directors of the Bank up to a maximum of 15% of the total annual base salaries of all eligible participants. Allocation of employer contributions to participants' accounts is based primarily upon employee compensation. Employer contributions and trust fund growth allocated to a participant's account become vested in an amount equal to 20% after the third year of eligibility and an additional 20% for each year thereafter until fully vested. During the fiscal year ended December 31, 1996, the Bank contributed $150,000 to the ESOP.


401(k) PLAN


          The North County Bancorp and Subsidiaries 401(k) Plan (the "401(k) Plan") was adopted on July 1, 1991. All employees of the Company are eligible to participate in the 401(k) Plan after satisfaction of minimum service and age requirements. Employees become eligible to participate upon completion of six months of service and attainment of age 21. Eligible employees may elect to defer from 1% to 15% of their earnings by contributing to the 401(k) Plan (the "Savings Contribution"). Participants' contributions, if any, are invested by the plan administrator into fixed income, Company stock or other permitted investment alternatives selected by the participant. The interest earnings, dividends, gains and losses from such investments are allocated to a participant's Savings Contribution Account in the same proportion that each account bears to the total accounts of all participants in that investment alternative. Participants have a 100% non-forfeitable interest in the value of their Savings Contribution Accounts at all times.

          The amount of the Company's contribution in a fiscal year is determined by the Board of Directors. Such contribution is allocated to each participants's Employer Contribution Account, as defined in the 401(k) Plan, in proportion to each Participant's Savings Contribution for the calendar year.
The employee also selects the investment alternatives for the amount contributed by the Company. Interest, earnings, dividends and gains and losses are allocated to each Participant's Employer Contribution Account in the same proportion the account bears to the total accounts of all participants in that investment alternative. The amounts in the Participant's Employer Contribution Account become 20% vested after the completion of three years of service. An additional 20% becomes vested in each of the following years, until the participant attains seven (7) years of service and the participant's interest in the Employer Contribution Account becomes fully vested.

          Benefits are payable under the 401(k) Plan, upon death or disability,
upon retirement at age 65 or upon early retirement at age 55.   Upon termination
of employment for any other reason, participants receive the full amount in their Savings Contribution Account and the vested portion of their Employer Contribution Account. During the fiscal year ended December 31, 1996, the
Bank contributed $94,181 to the 401(k) Plan.


                      REPORT OF THE COMPENSATION COMMITTEE


COMPENSATION PHILOSOPHY


          Compensation for the Company's and the Bank's executive officers, as well as other middle management officers and business development officers is comprised of a competitive base salary and offers incentive compensation if established performance measures are achieved. Incentive compensation may consist of direct bonus payments to individuals, Company-wide profit sharing through the ESOP and long-term compensation in the form of stock options. The Company's philosophy is that incentive compensation based upon individual and/or group performance will encourage high performance, enhancing the profitability of the Company, and thus shareholder value, by aligning the financial interests of the Company's management with those of its shareholders.


          The Compensation Committee (the "Committee") has developed compensation programs which integrate the compensation of the executive officers with the Company's annual and long-term performance goals. These programs are designed to recognize achievement and to assist the Company in attracting and retaining qualified executives. Annual base salaries are generally set at competitive levels based upon a review of the executive compensation at similar sized financial institutions (based upon the review of several published executive salary survey's available) with executive incentive pay based upon the achievement of annual goals in the areas of profitability, cost control and productivity, loan volume and growth, credit quality and other relevant performance criteria. Goals in these areas, tailored to individual executives or business units, are established at the beginning of each fiscal year. For the longer term, incentive stock options may be awarded by the Company. As a result of the emphasis the Company places on tying the executive officers incentive compensation to the Company's performance, in any particular year the total compensation of the Company's executives may be more or less than that of the Company's competitors, depending on the performance of the Company or its individual business units.


COMPENSATION OF THE CHIEF EXECUTIVE OFFICER


          In determining the Chief Executive Officer's compensation for 1996, the Compensation Committee considered all of the factors discussed above. The Chief Executive Officer's maximum bonus is determined by a sliding scale formula which awards a maximum bonus of 100% of base salary at a return on equity of 20.0% or greater and no bonus at a return on equity of 10.0% or less. Additionally, the Committee considered various subjective performance criteria, such as, the overall performance of the Company compared to plan, the performance of the Chief Executive Officer in comparison to specific management objectives and the Company's performance as compared to its peers in Southern California.

          The Committee considered the factors stated above in arriving at the award of 1996 bonus compensation for the Chief Executive Officer as shown in the Summary Compensation Table. The bonus compensation for 1996 reflects the improved profitability of the Company, improved asset quality and improved regulatory evaluations of the Bank.

                                        COMPENSATION COMMITTEE
                                        Ronald K. Goode, Chairman
                                        Alan P. Chamberlain
                                        G. Bruce Dunn
                                        James M. Gregg
                                        Clarence R. Smith


                          STOCK PRICE PERFORMANCE GRAPH


          Set forth below is a line graph depicting the yearly percentage change in the cumulative total shareholder return on the Company's Common Stock with the cumulative total return of the Nasdaq Stock Market Index and a compiled peer group (1) for the period of five fiscal years commencing December 31, 1991 and ended December 31, 1996 (2).


          This graph shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

               CUMULATIVE TOTAL SHAREHOLDER RETURN OF THE COMPANY
                  COMPARED WITH PERFORMANCE OF SELECTED INDEXES


                                     [GRAPH]


[LINE GRAPH APPEARS HERE DEPICTING THE DATA SET FORTH BELOW]


                        12/31/91 12/31/92  12/31/93  12/31/94  12/31/95  12/31/96
The Company              100.0     136.5      73.5     143.3     196.8     413.3
Nasdaq Stock Market      100.0     116.4     133.6     130.6     184.7     227.1
Peer                     100.0     107.6     118.5     120.0     165.1     202.9









-----------------------------------
(Footnotes on following page)

DIRECTOR COMPENSATION


          Directors of the Company were not paid any fees or other remuneration during 1995. However, all directors of the Company are also directors of the Bank. Directors of the Bank are currently paid fees of $500 for attendance at monthly and special Bank Board meetings, with the exception of the Chairman of the Board who is paid $1,000. In addition, non-salaried directors receive $100 for attendance at each meeting of a Board committee of which they are a member except for members of the loan committee who receive $200 for attendance at each committee meeting. Directors also receive an annual retainer of $3,000 provided they have attended a minimum of 10 out of 12 regularly scheduled board meetings.
 The Bank paid aggregate compensation of $102,300 to its directors during 1996 pursuant to the foregoing arrangements. At April 18, 1997 there were stock options for the purchase of common stock outstanding to all directors as a group totaling 254,598 at an average exercise price of $3.36 of which 151,438 were fully vested.


CERTAIN TRANSACTIONS


          Some of the directors, officers and principal stockholders of the Company and the Bank and the companies with which they are associated have financial dealings with, are customers of, and have had banking transactions with the Bank in the ordinary course of the Bank's business during 1996, and the Bank expects to have such transactions in the future. All loans and commitments to lend included in such transactions were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons of similar creditworthiness and, in the opinion of Management of the Bank, did not involve more than a normal risk of collectibility or present other unfavorable features.


                             1997 STOCK OPTION PLAN


INTRODUCTION


          Subject to approval by the holders of a majority of the outstanding shares of the Company's Common Stock entitled to vote, the Company's directors have approved and adopted the North County Bancorp 1997 Stock Option Plan (the "1997 Plan"). The 1997 Plan provides for the issuance of both incentive stock options ("ISO's" or "Incentive Options") as defined by Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and "non-qualified" stock options ("Non-Qualified Options"), the tax consequences of both of which are described herein below.


          The following description is intended to highlight and summarize the principal terms of the 1997 Plan. For further information, shareholders are referred to the copy of the 1997 Plan which is available for inspection at the corporate headquarters of the Company.




-----------------------------------
(Footnotes from previous page)

(1)       Source: SNL Securities, L.P. California Independent Bank Stock Index.

(2) Assumes $100 invested on December 31, 1991 in the Company's Common Stock assuming the reinvestment of dividends.

PURPOSE


          The primary purpose of the 1997 Plan is to attract and retain the best available personnel for positions of substantial responsibility, and to provide participating employees and directors with an additional incentive to contribute to the success of the Company by providing them with an opportunity to acquire or increase their proprietary interest in the Company.


SHARES SUBJECT TO THE 1997 PLAN


          The number of shares available for issuance under the 1997 Plan will be 540,000 shares of authorized but unissued Common Stock of the Company. If all shares of Common Stock subject to option under the 1997 Plan were optioned and the options were exercised, the shares so issued would constitute approximately 11.9% of the Company's Common Stock outstanding after such issuance (based on the number of shares outstanding as of the Record Date). While Management recognizes the possible dilutive effect on its shareholders, it believes that, on balance, such dilutive effect will be outweighed by the incentive to be provided by this program, which is important to the success of the Company and should indirectly benefit all of its shareholders. All shares subject to any option which remain unpurchased at the expiration of such option become available again for purposes of the 1997 Plan.


ADMINISTRATION


          The 1997 Plan shall be administered by the Board of Directors of the Company, which will select from the eligible class and determine the individuals who will receive options. Any action of the Board of Directors with respect to administration of the 1997 Plan will be taken pursuant to a majority vote of its members; provided, however, that with respect to action taken by the Board of Directors in granting an option to an individual director, such action must be authorized by the required number of directors without counting the interested director, who will abstain as to any vote on his or her option.


ELIGIBILITY


          All employees of the Company and its subsidiary corporations are eligible for selection to receive both Incentive Options and Non-Qualified Options. Directors of the Company and its subsidiary corporations who are not also employees of the Company or a subsidiary corporation are eligible to receive only Non-Qualified Options.


OPTION PRICE


     The purchase price of stock subject to each option will be not less than one hundred percent (100%) of the fair market value (determined under any reasonable valuation method) of such stock at the time such option is granted. As to any Incentive Option granted to an optionee who, immediately before the option is granted, beneficially owns more than ten percent (10%) of the outstanding stock of the Company, the purchase price will be at least one hundred ten percent (110%) of the fair market value of the stock at the time such option is granted. The purchase price of any shares must be paid in full in cash at the time of the purchase.

EXERCISABILITY; TERM OF OPTIONS


          Options will be exercisable in such installments and upon such conditions as the Board of Directors shall determine. However, the aggregate fair market value (determined as of the date of grant) of Incentive Options granted to any one individual which are FIRST EXERCISABLE during any one calendar year cannot exceed $100,000. Options will expire on such date as the Board of Directors may determine, but in no event may any option expire later than ten (10) years from the date of grant. In the case of an ISO granted to an optionee who, immediately before the option is granted, owns or controls more than ten percent (10%) of the outstanding stock of the Company, the term of the option is limited to five (5) years.


NONTRANSFERABILITY; EXERCISE FOLLOWING DEATH


          Options under the 1997 Plan will not be assignable by the optionee during the optionee's lifetime. In the event of the death of the optionee, the option may be exercised within one (1) year after the date of such death by the person or persons to whom his or her rights under the option shall have passed by Will or by the laws of descent and distribution.


EXERCISE AFTER CESSATION OF EMPLOYMENT; DISABILITY


          If an optionee's employment with the Company or service as a director of the Company ceases for any reason other than the optionee's death, disability or cause, the optionee will have the right, subject to earlier termination by reason of expiration of the option, to exercise the option at any time within the next ninety (90) days, to the extent the option was exercisable as of the date the optionee ceased to be employed by or ceased to serve as a director of the Company. In the case of disability, the same rule applies for a one (1) year period. If an optionee's employment by or service as a director of the Company is terminated for cause, his or her option will expire immediately, unless the Board of Directors waives such expiration as provided in the 1997 Plan.


SALE OF ASSETS, MERGER OR LIQUIDATION


          In the event of a merger or consolidation in which the Company is not the surviving entity; or a reorganization, dissolution or liquidation of the Company; or a sale of substantially all of the assets and property of the Company to another person; or in the event of any other transaction involving the Company where there is a change in ownership of at least twenty-five percent (25%), except as may result from a transfer of shares to another corporation in exchange for at least eighty percent (80%) control of that corporation, the optionee may exercise his or her entire option or any portion thereof within sixty (60) days of receiving notice from the Board of Directors of the pendency of such an event. Upon the date sixty (60) days after delivery of said notice, any option or portion thereof not exercised will terminate, unless provision is made in connection with such terminating event for assumption of options theretofore granted, or substitution for such options of new options covering stock of a successor employer corporation (or parent or subsidiary thereof), with appropriate adjustments as to the number and class of shares and prices thereof.


ADJUSTMENTS UPON CHANGES IN CAPITALIZATION


          In the event of certain changes in the outstanding Common Stock of the Company, without receipt of consideration by the Company, through reorganizations, mergers, recapitalizations, reclassifications, stock splits, stock dividends, stock consolidations, or otherwise, appropriate and proportionate adjustments will be made in the number or class of shares and the purchase price per share as to options which may be granted or have been granted.


DURATION OF THE 1997 PLAN


          The Board of Directors, without further approval of the shareholders, may at any time terminate the 1997 Plan, but such termination will not adversely affect any options granted prior thereto without the consent of the optionees. If the 1997 Plan is not so terminated by the Board of Directors, it will terminate by its own terms on April 16, 2007.


AMENDMENT OF THE 1997 PLAN


          The Board of Directors of the Company reserves the right to suspend, amend or terminate the 1997 Plan and, with the consent of the optionee, to make such modification of the terms and conditions of his or her option as it deems advisable, except that the Board may not: increase the maximum number of shares which may be purchased pursuant to options granted under the 1997 Plan; change the minimum option price; increase the maximum term of options provided for in the 1997 Plan; or permit options to be granted to anyone other than directors or employees of the Company or its subsidiary corporations, without the approval of shareholders of the Company holding not less than a majority of the voting power.


ALLOCATION OF BENEFITS UNDER THE 1997 PLAN


          The benefits or amounts that will be received by or allocated to any participant in the 1997 Plan are not yet determinable except to the extent described herein.


FEDERAL INCOME TAX CONSEQUENCES


          The following summary is a general discussion of certain expected federal income tax consequences arising to optionees under the 1997 Plan under the applicable provisions of the Code, the applicable treasury regulations promulgated and proposed thereunder, judicial authority and current administrative rulings and practice. This summary does not discuss all aspects of federal income taxation which may be relevant to a particular optionee subject to special tax treatment under the federal income tax laws and does not discuss any aspect of state, local or foreign tax laws.


          INCENTIVE STOCK OPTIONS ("ISO's"). The Company has been advised by its legal counsel, Fried, Bird & Crumpacker, P.C., Los Angeles, California, that under present law, neither receipt of an ISO nor receipt of shares of stock by the optionee upon its exercise will result in taxable income to the optionee, except that upon exercise the optionee will recognize alternative minimum taxable income, as described herein below. Under present law (assuming an option qualifies as an ISO as defined in the Code), the optionee will be entitled for federal income tax purposes to treat any profit realized by the optionee upon disposition of such stock as a capital gain rather than as ordinary income, provided the optionee complies with specified "holding period" requirements imposed by the Code, and was an employee of the Company or a subsidiary corporation at all times during the period beginning with the date of grant of the option and ending three (3) months before the date of exercise (except in the event of death or disability). Assuming the above requirements are met, upon exercise the optionee will recognize as alternative minimum taxable income the "bargain element" of the ISO (i.e., the amount by which the fair market value of the stock upon exercise exceeds the option price). Alternative minimum taxable income forms the basis for the alternative minimum tax, which may apply depending on the amount of the computed "regular tax" of the employee for that year. Under certain circumstances the amount of alternative minimum tax is allowed as a carryforward credit against regular tax liability in subsequent years. If the "holding period" requirements are not met, the optionee may realize compensation taxable as ordinary income rather than capital gain. Optionees are advised to consult their own personal tax advisors with respect to any "disqualifying dispositions," i.e., sales within two (2) years after the grant of such option or within one (1) year after the date of exercise, as well as with respect to the general tax consequences of ISO's.


          The Code provides that a corporation issuing shares upon exercise of ISO may not take a deduction for federal income tax purposes on account of such issuance, except that, in the event of a subsequent disqualifying disposition of such stock under circumstances resulting in taxable compensation to the optionee, a corporation may take a deduction for federal income tax purposes equal to the amount treated as taxable compensation to the optionee.


          No assurance can be given that the tax treatment described herein will continue to apply.


          NON-QUALIFIED OPTIONS. At the time of grant of a Non-Qualified Option, no income will be recognized by the optionee and the Company will not be entitled to a deduction. Upon exercise of a Non-Qualified Option, under present law the optionee will recognize ordinary taxable income (as opposed to a capital gain) and the Company will be entitled to a deduction in the amount by which the then fair market value of the shares of stock of the Company transferred to such optionee exceeds the option price. Such ordinary income may be subject to the maximum personal income tax rate. Such income also constitutes "wages" and thus withholding is required under federal and state law. Upon subsequent disposition of such shares, the optionee will recognize capital gain or loss in an amount equal to the difference between the proceeds received upon such disposition and the fair market value of such shares at the time of exercise.
As stated above, capital gains are currently taxed at a lower rate than ordinary income.


          No assurance can be given that the tax treatment described herein will continue to apply.


BOARD OF DIRECTORS' RECOMMENDATION AND REQUIRED VOTE


          Approval of the 1997 Plan requires the affirmative vote of the holders of at least a majority of the outstanding shares of the Company's Common Stock. The directors and executive officers of the Company, owning an aggregate of 1,184,639 voting shares or approximately 29.5% of the Company's outstanding Common Stock as of the Record Date, are expected to vote in favor of approval of the 1997 Plan.


          The directors recognize that they have a personal interest in this matter but they strongly believe that the approval of the 1997 Plan is in the best interests of the Company and its shareholders because they feel that the 1997 Plan will be helpful in enabling the Company and its subsidiary corporations to provide more meaningful incentives to encourage directors and employees to remain with the Company, and to attract new qualified employees and directors in today's competitive market.


          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

                      SELECTION OF INDEPENDENT ACCOUNTANTS


     The Board of Directors has not yet solicited proposals for an independent accountant for the current fiscal year and consequently, none has yet been selected. The Company's financial statements for the fiscal year ended December 31, 1996 were audited by Price Waterhouse, LLP. It is anticipated that a representative or representatives of Price Waterhouse, LLP will be present at the meeting, will have an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions from shareholders. All professional services rendered by Price Waterhouse, LLP during 1996 were furnished at customary rates and terms.


                            PROPOSALS OF SHAREHOLDERS


          Under certain circumstances, shareholders are entitled to present proposals at shareholder meetings. Any such proposals to be included in the Proxy Statement for the Company's 1998 Annual Meeting of Shareholders must be submitted by a shareholder prior to December 12, 1997 in a form that complies with applicable regulations


                                  OTHER MATTERS


          Management does not know of any matters to be presented to the Meeting other than those set forth above. However, if other matters properly come before the Meeting, it is the intention of the persons named in the accompanying Proxy to vote said Proxy in accordance with the recommendations of the Board of Directors, and authority to do so is included in the Proxy.


          DATED: April 21, 1997

                                   NORTH COUNTY BANCORP



                                   /s/ JAMES M. GREGG
                                   -------------------------------------
                                   James M. Gregg
                                   Chairman of the Board and
                                   Chief Executive Officer




THE COMPANY WILL PROVIDE FREE OF CHARGE TO ANY SHAREHOLDER HEREBY SOLICITED, UPON WRITTEN REQUEST TO BURNET F. WOHLFORD, SECRETARY OF THE COMPANY, AT 444 SOUTH ESCONDIDO BOULEVARD, ESCONDIDO, CALIFORNIA 92025, A COPY OF THE COMPANY'S 1996 ANNUAL REPORT ON FORM 10-KSB INCLUDING FINANCIAL STATEMENTS (BUT WITHOUT EXHIBITS) FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. IF A SHAREHOLDER DESIRES COPIES OF THE EXHIBITS TO THE REPORT, THEY WILL BE PROVIDED UPON PAYMENT BY THE SHAREHOLDER OF THE COST OF FURNISHING THE EXHIBITS. A COPY OF NORTH COUNTY BANK'S ANNUAL DISCLOSURE STATEMENT PREPARED PURSUANT TO PART 350 OF THE FEDERAL DEPOSIT INSURANCE CORPORATIONS RULES AND REGULATIONS WILL BE FURNISHED UPON REQUEST BY WRITING THE BANK AT THE ADDRESS SHOWN ABOVE OR BY CALLING THE BANK AT (760) 743-2200, EXTENSION 6620.

                              NORTH COUNTY BANCORP
                          444 SOUTH ESCONDIDO BOULEVARD
                           ESCONDIDO, CALIFORNIA 92025

                                                           APPENDIX A

                                 NORTH COUNTY BANCORP


    The undersigned shareholder(s) of North County Bancorp (the "Company) hereby nominates, constitutes and appoints Clarence R. Smith, James M. Gregg and Burnet F. Wohlford , and each of them, the attorney, agent and proxy of the undersigned, with full power of substitution to vote all stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held on May 21, 1997 at 5:30 p.m. local time, and any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present thereat as directed on the reverse side. The proposals herein have been proposed by the Company


    The Board of Directors recommends a vote of "Authority Given" for Proposal
1 and "For" Proposal 2. The proxy confers authority to and shall be voted "Authority Given" for Proposal 1 and "For" Proposal 2 unless "Withhold Authority", "Against", "Abstain" or other instructions are indicated, in which case the Proxy shall be voted in accordance with such instructions. IF MATTERS TO WHICH THE PERSONS MAKING THIS SOLICITATION DO NOT KNOW, A REASONABLE TIME BEFORE THE SOLICITATION, ARE PRESENTED AT THE MEETING, THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF A MAJORITY OF THE BOARD OF DIRECTORS.

             THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                      AND MAY BE REVOKED PRIOR TO ITS EXERCISE.
                           (To be signed on reverse side.)

[ X ] Please mark your votes as in this example

                          Authority  Withhold   Nominees:  Alan P. Chamberlain
                            Given    Authority             G. Bruce Dunn
1.  Election of Directors   [   ]      [   ]               Ronald K. Goode
                                                           James M. Gregg
Authority given, except vote withheld from                 Rodney D. Jones
the following nominee(s):                                  Jack Port
____________________________________________               Clarence R. Smith
____________________________________________               Raymond V. Stone
____________________________________________               Burnet F. Wohlford
____________________________________________


2. 1997 Stock Option Plan. Approving the Company's 1997 Stock Option Plan which is described in the Company's Proxy Statement dated April 21, 1997.

[   ]  For                   [   ]  Against           [   ]  Abstain


3. To transact such other business as may properly come before the Meeting and any adjournment or adjournments thereof.


THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES AND FOR APPROVAL OF THE 1997 STOCK OPTION PLAN.


PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE.




SIGNATURE(S) _________________________________________________ DATE ___________
Note: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

                                                                APPENDIX B

                                 NORTH COUNTY BANCORP
                                1997 STOCK OPTION PLAN

                                ADOPTED APRIL 16,1997

    1. PURPOSE. The purpose of the North County Bancorp 1997 Stock Option Plan (the "Plan") is to strengthen NORTH COUNTY BANCORP (the "Company") and those corporations which are or hereafter become subsidiary corporations of the Company, within the meaning of Section 424(f) of the Internal Revenue Code of 1986, as amended (the "Code"), by providing to participating employees and directors added incentive for high levels of performance and for unusual efforts to increase the earnings of the Company and its subsidiary corporations. The Plan seeks to accomplish those purposes and results by providing a means whereby such employees and directors may purchase shares of the common stock of the Company pursuant to (a) options granted pursuant to the Incentive Stock Option Plan (the "Incentive Plan") (Division A hereof) which will qualify as incentive stock options under Section 422 of the Code ("Incentive Options"), or (b) options granted pursuant to the Non-Qualified Stock Option Plan (the "Non-Qualified Plan") (Division B hereof) which are intended to be non-qualified stock options as described in Treas. Reg. s 1.83-7 to which Section 421 of the Code does not apply ("Non-Qualified Options"). (Hereinafter, the term "Options" shall refer collectively to Incentive Options and Non-Qualified Options.)

    2. ADMINISTRATION. This Plan shall be administered by the Board of Directors of the Company (the "Board of Directors"). Any action of the Board of Directors with respect to administration of the Plan shall be taken pursuant to a majority vote of its members; provided, however, that with respect to action by the Board of Directors in granting an option to an individual director, such action must be authorized by the required number of directors without counting the interested director, who shall abstain as to any vote on his option. An interested director may be counted in determining the presence of a quorum at a meeting of the Board of Directors where such action will be taken.

         Subject to the express provisions of the Plan, the Board of Directors shall have the authority to construe and interpret the Plan, and to define the terms used herein, to prescribe, amend, and rescind rules and regulations relating to administration of the Plan, to determine the duration and purposes of leaves of absence which may be granted to participants without constituting a termination of their employment for purposes of the Plan, and to make all other determinations necessary or advisable for administration of the Plan, including without limitation, compliance with Rule 16b-3 promulgated pursuant to the Securities Exchange Act of 1934, as amended. Determination of the Board of Directors on matters referred to in this section shall be final and conclusive.

    3.  PARTICIPATION: LIMITATION ON AMOUNT OF OUTSTANDING OPTIONS.   All
employees of the Company and its subsidiary shall be eligible for selection to receive both Incentive Options and Non-Qualified under the Plan. Directors of the Company and its subsidiary corporations who are not employees of the Company or a subsidiary corporation shall be eligible to receive only Non-Qualified
Options under the Plan.   Subject to the express provisions of the Plan, the
Board of Directors shall select from the eligible class and determine the individuals who shall receive Options, whether such Options shall be Incentive Options or Non-Qualified Options, and the terms and provisions of the Options ( which need not be identical), and shall grant such Options to such individuals. An individual who has been granted an Option (an "Optionee") may, if such individual is otherwise eligible, be granted additional Options if the Board of Directors shall so determine.

    4.  STOCK SUBJECT TO THE PLAN.  Subject to adjustment as provided in
Section 13 hereof, the stock to be offered under the Plan shall be shares of the Company's authorized but unissued common stock, no par value (hereinafter called "stock") and the aggregate amount of stock to be delivered upon exercise of all Options granted under the Plan, whether Incentive Options or Non-Qualified Options, shall not exceed Four Hundred Thousand (400,000) shares. If any Option shall expire for any reason without having been exercised in full, the unpurchased shares subject thereto shall again be available for purposes of the Plan.

    5. OPTION PRICE. The purchase price of stock subject to each Option shall be determined by the Board of Directors but shall not be less than one hundred percent (100%) of the fair market value of such stock at the time such Option is granted. As to any Incentive Option granted to an Optionee who, immediately before the Option is granted, owns beneficially more than ten percent (10%) of the outstanding stock of the Company, the purchase price must be at least one hundred ten percent (110%) of the fair market value of the stock at the time when such Option is granted. The fair market value of stock shall be determined in accordance with any reasonable valuation method, including the valuation methods described in Teas. Reg. s 20.2031-2. The purchase price of any shares purchased shall be paid in full in cash at the time of each such purchase.

    6.  OPTION PERIOD.   Each Option and all rights or obligations thereunder
shall expire on such date as Board of Directors may determine, but not later than ten (10) years the date such Option is granted, an shall be subject to earlier termination as provided elsewhere in the Plan. As to any Incentive Option granted to an Optionee who, immediately before the option is granted, owns beneficially more than ten percent (10%) of the outstanding stock of the Company (whether acquired upon exercise of Options or otherwise ), such option must not be exercisable by its terms after five (5) years form the date of its grant.

    7. CONTINUATION OF EMPLOYMENT. In the case of employees, nothing contained in the Plan (or in any agreement) shall obligate the Company or its subsidiary corporations to employ any Optionee for any period or interfere in any way with the right of the Company or its subsidiary corporations to reduce such Optionee's compensation.

    8. EXERCISE OF OPTIONS. Each Option shall be exercisable in such installments, which need not be equal, and upon such conditions as the Board of Directors shall determine; provided ,however, that if an Optionee shall not in any given installment period purchase all of the shares which such Optionee is entitled to purchase in such installment period, such Optionee's right to purchase any shares not purchase in such installment period shall continue until the expiration such Option. No Option or installment thereof shall be exercisable except in respect of whole shares, and fractional share interest shall be disregarded except that they may be accumulated in accordance with the next preceding sentence. Options may be exercised by ten (10) days written notice delivered to the Company stating the number of shares with respect to which the Option is being exercised, together with cash in the amount of the purchase price for such shares. No fewer than ten(10) shares may be purchased at one time unless the number purchased is the total number which may be purchase under the Option. As a condition tot he exercise of a Non-Qualified Option, in whole or in part, by an Optionee who is an employee of the company or any of its subsidiary corporations ( or who was an employee during the term of the Option), the Optionee shall be required to pay to the Company , in addition to the purchase price for the shares being exercised, an amount equal to any taxes required to be withheld by the Company in order to enable the Company to claim a deduction in connection with the exercise of the Option.

    9. NONTRANSFERABILITY OF OPTIONS. Each Option shall, by its terms, be nontransferable by the Optionee, other than by Will or the laws of descent and distribution , and shall be exercisable during such Optionee's lifetime only by the Optionee.

    10. CESSATION OF EMPLOYMENT; DISABILITY. Except as provided in Sections 6 and 11 hereof, if an Optionee ceases to be employed by or ceases to serve as a director of the Company or a subsidiary corporation for any reason other than death or disability, such Optionee's Option shall expire ninety (90) days thereafter, and during such period after such Optionee ceases to be an employee or director, such Option shall be exercisable only as to those shares with respect to which installments, if any, had accrued as of the date on which the Optionee ceased to be employed by or ceased to serve as a director of the Company or such subsidiary corporation. Except as provided in Sections 6 and 11 hereof, if an Optionee ceases to be employed by or ceases to serve s a director of the Company or as subsidiary corporation by reason of disability ( within the meaning of Section 22(e) (3) of the Code ) , such Optionee's Option shall expire not later than one (1) year thereafter, and during such period after such Optionee ceases to be an employee or director, such Option shall be exercisable only as to those shares with respect to which installments, if any, had accrued as of the date on which the Optionee ceased to be employed by or ceased to serve as a director of the Company or such subsidiary corporation.

    11. TERMINATION OF EMPLOYMENT FOR CAUSE. If an employment by or service as a director of the Company or a subsidiary corporation is terminated for cause, such Optionee's Option shall expire immediately; provided, however, that the Board of Directors may, in its sole discretion, within thirty (30) days so such termination, waive the expiration of the Option by giving written notice of such waiver to the Optionee at such Optionee's last know address. In the event of such waiver, the Optionee may exercise the Option only to such extent, for such time, and upon such terms and condition as if such optionee had ceased to be employed by or ceased to serve as a director of the Company or such subsidiary corporation upon the date of such termination for a reason other than cause, disability, or death. In the case of an employee, termination for cause shall include termination for malfeasance or gross misfeasance in the performance of duties, conviction of illegal activity in connection therewith, any conduct seriously detrimental to the interests of the Company or a subsidiary corporation, or removal pursuant to the exercise of regulatory authority by the Board of Governors of the Federal Reserve System (the "FRB") or any applicable bank supervisory agency; and in any event, the determination of the Board of Directors with respect thereto shall be final and conclusive. In the case of a director, termination for cause shall include removal pursuant to
Section 302 or 304 of the California Corporations Code or removal pursuant to the exercise of regulatory authority by the FRB or any applicable bank supervisory agency.

    12. DEATH OF OPTIONEE. Except as provided in Section 6 hereof, if any Optionee dies while employed by or serving as a director of the Company or a subsidiary corporation or during the 90-day or one year period referred to in
Section 10 hereof, such Optionee's Option shall expire one (1) year after the date of such death. After such death but before such expiration, the persons to whom the Optionee's rights under the Option shall have passed by Will or by the applicable laws of descent and distribution shall have the right to exercise such Option to the extent that installments ,if any, had accrued as of the date on which the Optionee ceased to be employed by or ceased to serve as a director of the Company or such subsidiary corporation.

    13. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. If the outstanding shares of the stock of the Company are increased, decreased, or changed into, or exchanged for a different number or class of shares or securities of the Company, without receipt of consideration by the Company, through reorganization, merger, recapitalization, reclassification, stock split, stock dividend, stock consolidation, or otherwise, an appropriate and proportionate adjustment shall me made in the number and class of shares as to which Options may be granted. A corresponding adjustment changing the number or class of shares and the exercise price per share allocated to unexercised Options, or portions thereof, which shall have been granted prior to any such change shall likewise be made. Any such adjustment, however, in an outstanding Option shall be made without change in the total price applicable to the unexercised portion of the Option but with a corresponding adjustment in the price for each share subject to the Option. No fractional shares of stock shall be issued under the Plan on account of any such adjustment.

    14. TERMINATING EVENTS. Not less than thirty (30) days prior to a "Terminating Event," i.e., a dissolution or liquidation of the Company; or a reorganization, merger, or consolidation of the Company with one or more corporations as a result of which the Company will not be the surviving entity; or a sale of substantially all the assets and property of the Company to another person; or in the event of any other transaction involving the Company where there is a change in ownership of at least twenty-five percent (25%), except as may result from a transfer of shares to another corporation in exchange for at least eighty percent (80%) control of that corporation, the Board of Directors shall notify each Optionee of the pendency of the Terminating Event. Upon delivery of said notice, any Option granted prior to the Terminating Event shall be, notwithstanding the provisions of Section 8 hereof, exercisable in full and not only as to those shares with respect to which installments, if any, have then accrued, subject, however, to earlier expiration or termination as provided elsewhere in the Plan. Upon the date sixty (60) days after delivery of said notice, any Option thereof not exercised shall terminate, and upon the effective date of the Terminating Event, the Plan and any Options granted thereunder shall terminate, unless provisions is made in connection with the Terminating Event for assumption of Options therefore granted by the successor or acquiror, as applicable, or substitution for such Options of new options covering stock of a successor employer corporation , or a parent or subsidiary corporation thereof, with appropriate adjustments as to number and class of shares and prices.

    15. AMENDMENT AND TERMINATION BY BOARD OF DIRECTORS. The Board of Directors may at any time suspend, amend, or terminate the Plan and may, with the consent of an Optionee, make such modification of the terms and conditions of such Optionee's Option as it shall deem advisable; provided that, except as permitted under the provisions of Section 13 hereof, any amendment or modification of the Plan which would:

    (a) increase the maximum number of shares which may be purchased pursuant to Options granted under the Plan.

    (b)   change the minimum option price;

    (c)   increase the maximum term of Options provided for herein; or

    (d) permit Options to be granted to anyone other than a director or employee of the Company or a subsidiary corporation,

requires the approval of the Company's shareholders as described below. Any amendment or modification requiring share holder approval shall be deemed adopted as of the date of the action of the Board of Directors effecting such amendment or modification and shall be effective immediately, unless otherwise provided therein, subject to approval thereof within twelve (12) months before or after the effective date by shareholders of the company holding not less than a majority of the voting power of the Company; provided, however, that the Board of Directors may amend the Plan IN TOTO without shareholder approval if the Plan has not yet been approved by the shareholders.

    Notwithstanding the above, the Board of Directors may grant to an Optionee, if such Optionee is otherwise eligible, additional Options or, with the consent of the Optionee, grant a new Option in lieu of an outstanding Option for a number of shares, at a purchase price and for a term which in any respect in greater or less that of the earlier Option, subject to the limitations of Sections 5,6 and A-2 hereof.

    No Option may be granted during any suspension of the Plan or after termination of the Plan. Amendment suspension, or termination of the Plan shall not, without the consent of the Optionee, alter or impair any rights or obligations under any Option outstanding prior to such amendment, suspension or termination of the Plan.

    16. TIME OF GRANTING OPTIONS. The time an Option is granted, sometimes referred to as the date of grant, shall be the date of the action of the Board of Directors described in the second sentence of Section 2 hereof; provided, however, that if appropriate resolutions of the Board of Directors indicate that an Option is to be granted as of and on some future date, the time such Option is granted shall be such future date. If action by the Board of Directors is taken by unanimous written consent of its members, the action of the Board of Directors shall be deemed to be at the time the last Board member signs the consent.

    17. PRIVILEGES OF STOCK OWNERSHIP; SECURITIES LAWS COMPLIANCE; NOTICE OF SALE. No Optionee shall be entitled to the privileges of stock ownership as to any shares of stock not actually issued and delivered. No shares shall be issued upon the exercise of any Option unless and until any then applicable requirements of any regulatory agencies having jurisdiction, and of any exchanges upon which stock of the Company may be listed, shall have been fully complied with. The Company will diligently endeavor to comply with all applicable securities laws before any Options are granted under the Plan and before any stock is issued pursuant to Options. The Company shall register the underlying shares of common stock with the Securities and Exchange Commission and deliver to each Optionee an Information Statement relating to the Plan which meets the requirements of Section 10(a) of the securities Act of 1933, as amended. With respect to Options granted to affiliates of the Company of its subsidiary corporations, the Company shall file an offer prospectus and any required prospectus supplements to facilitate the disposition of such shares of stock owned by such affiliates after the exercise of Options granted thereto. Additionally, the Optionee shall comply with all applicable federal and state securities laws in connection with any sale or other disposition of such common stock.

    18. EFFECTIVE DATE OF THE PLAN. The Plan shall be deemed adopted as of the date first shown herein and shall be effective immediately, subject to approval hereof within twelve (12) months before or after said date by shareholders holding not less than a majority of the voting power of the Company.

    19.  TERMINATION.   Unless previously terminated by the Board of Directors
or as provided in Section 14 hereof, the Plan shall terminate at the close of business on April 16, 2007 and no Options shall be granted under it thereafter, but such termination shall not affect any Option theretofore granted.

    20. OPTION AGREEMENT. Each Option shall be evidenced by a written Stock Option Agreement executed by the Company and the Optionee and shall contain each of the provisions and agreements herein specifically required to be contained therein, including whether the Option is an Incentive Option or Non-Qualified Option, and such other terms and conditions as are deemed desirable and are not inconsistent with the Plan.

    21. EXCULPATION AND INDEMNIFICATION. The Company shall indemnify and hold harmless each member of the Board of Directors in any action brought against such member or member to the maximum extent permitted by then applicable law and the Articles of Incorporation and Bylaws of the Company and any amendments thereto.

                                      DIVISION A
                             INCENTIVE STOCK OPTION PLAN

    A-1. ELIGIBLE PERSONS. All employees of the Company and its subsidiary corporations shall be eligible for selection to participate in the Incentive Plan. Notwithstanding any provision of this Plan to the contrary, no director of the Company or any subsidiary corporation who is not an employee of the Company or any subsidiary corporation may be granted options under the Incentive Plan.

    A-2. LIMIT EXERCISABILITY OF OPTIONS. The aggregate fair market value (determined as of the time the Option is granted) of the stock for which any full-time salaried employee may be granted Incentive Options which are FIRST EXERCISABLE during any one calendar year (under all Incentive Stock Option Plans of such employees's employer corporation and its parent and subsidiary corporations) shall not exceed One Hundred Thousand Dollars ($100,000), regardless of any unused limits of previous years.

    A-3. INCORPORATION BY REFERENCE. The provisions of Section 5, 6, 9 and 18 of the Plan are hereby incorporated by this reference into this Incentive Stock Option Plan.


    A-4. INTERPRETATION OF PLAN. Options granted pursuant to the Incentive Plan are intended to be "incentive stock options" within the meaning of Section 422 of the Code, and the Incentive Plan shall be construed to implement that intent. If all or any part of an Incentive Option shall not be deemed an "incentive stock option" within the meaning of Section 422 of the Code, said Option shall nevertheless be valid and carried into effect as a Non-Qualified Option.


                                    DIVISION B
                           NON-QUALIFIED STOCK OPTION PLAN

    B-1. ELIGIBLE PERSONS. All directors and employees of the Company and its subsidiary corporations shall be eligible for selections to participate in the Non-Qualified Plan.

    B-2. INTERPRETATION OF PLAN. Options granted pursuant to the Non-Qualified Plan are intended to be non-qualified stock options described in Treas. 1.83-7 to which Section 421 of the Code does not apply, and the Non-Qualified Plan shall be construed to implement that intent.